Exhibit 10.1

ESCROW AGREEMENT
between
REUNION HOSPITALITY TRUST, INC.
and
THE BANK OF NEW YORK MELLON
Dated as of                     , 2011

ACCOUNT NUMBER(S)

SHORT TITLE OF ACCOUNT

ESCROW AGREEMENT made this                      day of                     , 2011, by and between THE BANK OF NEW YORK MELLON, a national banking association (“Escrow Agent”) and Reunion Hospitality Trust, Inc., a Maryland corporation (“Depositor”) (this Escrow Agreement, the “Agreement”).
     Depositor and Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, Escrow Agent shall hold in escrow and shall distribute Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:
ARTICLE I
INSTRUCTIONS
1.	Escrow Property
     The funds to be deposited with Escrow Agent by Depositor shall be ninety-eight percent (98%) of the Net Proceeds (as defined below) from the initial public offering of Depositor’s common stock, par value $0.001 per share and the concurrent private placement of subordinated units of limited partnership interest in RHOP, L.P., a Delaware limited partnership and a subsidiary of Depositor (together, the “Offerings”). The “Net Proceeds” shall equal the gross proceeds from the Offerings, less (x) the underwriters’ discounts and commissions related to the initial public offering and (y) Depositor’s organizational expenses and the expenses related to the Offerings. Such funds (ninety-eight percent (98%) of the Net Proceeds) are referred to herein as the “Initial Escrow Deposit.” The total funds in the escrow account (the “Escrow Account”) from time to time, consisting of the Initial Escrow Deposit or the amount equal to (x) the Initial Escrow Deposit less (y) distributions of the Initial Escrow Deposit in accordance with Article I, Section 3, are referred to herein as the “Escrow Property.”
2.	Investment of the Escrow Property
     Escrow Agent shall maintain the Escrow Property in short-term United States government securities, including Treasury bills and securities issued or guaranteed by United States government agencies. Upon receipt of a certificate executed by a duly authorized officer of Depositor, Escrow Agent shall invest the Escrow Property in accordance with the instructions set forth on such certificate from time to time.
     Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with Article II, Section 4.
3.	Distribution of the Escrow Property
     Escrow Agent is directed to hold and distribute the Escrow Property in the following manner:
(a)	Upon receipt of (i) a certified copy of the resolutions of Depositor’s board of directors approving and authorizing the disbursement of Escrow Property in connection with an investment in the hospitality or related industries (a

“Permitted Investment”) and (ii) a certificate executed by a duly authorized officer of Depositor, in substantially the form attached hereto as Exhibit A, (A) instructing Escrow Agent to disburse a portion of the Escrow Property equal to one hundred and two percent (102%) of the PI Transaction Value (as defined in the Depositor’s registration statement on Form S-11 (File No. 333-165622)) of such Permitted Investment, and (B) certifying that such portion of the Escrow Property will be used solely in connection with the acquisition of such Permitted Investment and for general working capital purposes (“Permitted Investment Certificate”), Escrow Agent shall disburse such specified portion of Escrow Property to Depositor. For the avoidance of any doubt, Escrow Agent is not responsible for independently verifying that the specified amount set forth in any Permitted Investment Certificate equals one hundred and two percent (102%) of the PI Transaction Value.
(b)	Upon receipt of a certificate executed by a duly authorized officer of Depositor, in substantially the form attached hereto as Exhibit B, (i) instructing Escrow Agent to disburse a specified amount of Escrow Property to pay for any deposits and/or pursuit costs required in connection with, or relating to, any potential Permitted Investment(s) and (ii) certifying that such Escrow Property will be used solely in connection with such deposits and/or pursuit costs, Escrow Agent shall disburse such specified amount to Depositor; provided that in the case of any disbursements of deposits and/or pursuit costs, the Escrow Agent shall also have received a certified copy of the resolutions of Depositor’s board of directors approving and authorizing the disbursement of Escrow Property for such deposits and/or pursuit costs.

(c)	Upon receipt of a certificate executed by a duly authorized officer of Depositor, in substantially the form attached hereto as Exhibit C (including a certified copy of the resolutions of Depositor’s board of directors approving and authorizing the disbursement of Escrow Property), (i) instructing Escrow Agent to disburse a specified amount of Escrow Property necessary to permit Depositor to timely distribute to its stockholders an amount sufficient to eliminate U.S. federal income and excise taxes that otherwise would be imposed on Depositor and in order to maintain Depositor’s REIT qualification or, to pay expenses and fees associated with Depositor’s REIT qualification or to pay any applicable taxes and (ii) certifying that such Escrow Property will be used solely in connection with such REIT qualification related distributions, expenses, fees or taxes, Escrow Agent shall disburse such specified amount to Depositor.

(d)	Not later than ten (10) days following the end of each quarter, Escrow Agent shall make quarterly disbursements of net interest income (“Interest Disbursements”) up to the full amount of interest earned by the Escrow Property to Depositor. Such quarterly disbursements shall be made not later than ten (10) days following the end of each quarter. For the avoidance of doubt, no certificate or any other documentation from Depositor shall be necessary prior to Escrow Agent making Interest Disbursements.

(e)	Upon receipt on or before January 28, 2012 of (A) a certificate executed by a duly authorized officer of Depositor, in substantially the form attached hereto as Exhibit D, (i) certifying that the aggregate PI Transaction Value of all Permitted Investments has exceeded seventy-five percent (75%) of the Initial Escrow Deposit (the “Capital Deployment Hurdle”) on or prior to December 28, 2011, and (ii) instructing Escrow Agent to disburse all Escrow Property, including any accrued but undisbursed interest, and (B) a certified copy of the resolutions or minutes of the Depositor’s board of directors stating that the Capital Deployment Hurdle has been satisfied by December 28, 2011, Escrow Agent shall release all Escrow Property to Depositor.

(f)	If the Capital Deployment Hurdle is not satisfied by December 28, 2011, upon receipt of a certificate executed by a duly authorized officer of Depositor, in substantially the form attached hereto as Exhibit E, instructing the Escrow Agent to disburse the Escrow Property as follows: (i) first, to reimburse Depositor for expenses relating to the tender offer for Depositor’s common stock (the “Tender Offer”), as set forth in Section 5.10(d) of Depositor’s Articles of Amendment and Restatement (ii) second, to the paying agent designated in the offer to purchase relating to the Tender Offer, needed to fund any purchases by Depositor of its publicly-traded common stock in the Tender Offer and (iii) of the balance, to the Depositor in accordance with the instructions set forth in such certificate.

(g)	Unless otherwise specified in any certificate sent by Depositor to Escrow Agent pursuant to this Section 3, upon actual receipt by Escrow Agent of any such certificate, Escrow Agent shall promptly distribute the total amount of Escrow Property specified in such certificate by wire transfer to . For the avoidance of doubt, the Escrow Agent shall not be responsible for independently verifying the amount specified in any certificate received under this Section 3.
4.	Notices
     Notices, certifications, instructions and other communications shall be given to the parties at the addresses set forth below:
If to Escrow Agent, to

Corporate Trust Administration 101 Barclay Street-Floor 8W New York, New York 10286 Attn.: Insurance Trust and Escrow Group, Matthew Louis Facsimile: (212) 815-5877 Email: matthew.louis@bnymellon.com

If to Depositor, to

Reunion Hospitality Trust, Inc. 60 East 42nd Street, Suite 1901 New York, New York 10165 Attn: E. Jonathan Falik, Chief Executive Officer Facsimile: (212) 656-1777 Email: jonathan@jfcap.com and to

Reunion Hospitality Trust, Inc. 1370 Avenue of the Americas, 28th Floor New York, New York 10019 Attn: Andrew P. Nelson, Chief Financial Officer Facsimile: (212) 656-1777 Email: andrew@hcove.com with a copy to

Gregory J. Moundas, Esq. 60 East 42nd Street, Suite 1901 New York, New York 10165 Facsimile: (646) 429-8873 Email: greg@jfcap.com
5.	Termination
     Upon termination of this Agreement prior to the satisfaction of the Capital Deployment Hurdle, Escrow Property then held hereunder shall be distributed in accordance with Article II, Section 10.
6.	Compensation
(a)	Depositor shall pay Escrow Agent in accordance with the Escrow Agent’s current fee schedule, attached hereto as Exhibit F, including an annual fee of $7,500.00, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement. The annual fee shall not be pro-rated for any portion of a year.
(b)	Depositor shall be responsible for and shall reimburse Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by Escrow Agent in connection with this Agreement.
ARTICLE II
TERMS AND CONDITIONS
1.	The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement to which Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from Depositor or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.
2.	This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.
3.	If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.
4.	(a)	Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document which is determined by the Escrow Agent, in good faith, to be genuine and from Depositor or any entity acting on behalf of Depositor, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.
(b)	Escrow Agent may consult with legal counsel as to any matter relating to this Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel. Depositor shall pay any reasonable expenses incurred by Escrow Agent during such consultations with its legal counsel.

(c)	In no event shall Escrow Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that Escrow Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
5.	Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent’s usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.
6.	Escrow Agent shall provide to Depositor monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositor unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.
7.	Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.
8.	Notices, certifications, instructions or other communications shall be in writing and shall be given to the mailing address, facsimile number or electronic mail address set forth in the “Notices” provision in Article I, Section 4 herein (or to such other address as may be substituted therefor by written notification to Escrow Agent or Depositor). Notices and certifications to Escrow Agent shall be deemed to be given when actually received by Escrow Agent’s Insurance Trust and Escrow Unit of the Corporate Trust Division. Notices to Depositor shall be deemed to be given when actually received by Depositor. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications reasonably believed by it to have been sent or given by Depositor or by a person or persons authorized by Depositor. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.
Escrow Agent agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, subject to the following: if Depositor elects to give the Escrow Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and Escrow Agent in its discretion and in its good faith belief that such instructions are from Depositor or any entity action on behalf of Depositor elects to act upon such instructions, Escrow Agent’s understanding of such instructions shall be deemed controlling. Escrow Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from its reliance upon and compliance with such instructions. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to Escrow Agent, including without limitation the risk of Escrow Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.
9.	Depositor shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or in connection with or related to this Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

10.	(a)	Depositor may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days’ prior notice in writing signed by Depositor. Escrow Agent may resign at any time by giving thirty (30) calendar days prior written notice to Depositor. Within ten (10) calendar days after giving the foregoing notice of removal to or receiving the notice of resignation from Escrow Agent, Depositor shall appoint a successor escrow agent. If Depositor fails to appoint a successor escrow agent or such successor escrow agent has not delivered an instrument of acceptance to Escrow Agent within ten (10) calendar days of the foregoing notice of removal or resignation, Escrow Agent may either retain custody of the Escrow Property without any obligation to invest or reinvest any such Escrow Property until it receives such successor designation or apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by the Depositor.
(b)	If this Agreement is terminated for any other reason prior to the satisfaction of the Capital Deployment Hurdle on or before December 28, 2011, Depositor shall appoint a successor escrow agent. If Depositor fails to appoint a successor escrow agent or such successor escrow agent has not delivered an instrument of acceptance to Escrow Agent within ten (10) calendar days of the termination of this Agreement, Escrow Agent may either retain custody of the Escrow Property without any obligation to invest or reinvest any such Escrow Property until it receives such successor designation or apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by the Depositor.

(c)	Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall deliver the Escrow Property then held hereunder to the successor Escrow Agent.

(d)	Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.
11.	(a)	In the event of any ambiguity or uncertainty hereunder or in any notice, certification, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property and notifying the Depositor of such ambiguity or uncertainty, unless Escrow Agent receives written instructions, signed by Depositor, which eliminates such ambiguity or uncertainty.
(b)	In the event of any dispute between or conflicting claims by or among the Depositor and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to Depositor for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it, in its sole discretion, sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of the Depositor.
12.	This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Depositor hereby submits to the personal jurisdiction of and agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York. Depositor hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. Depositor waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.
13.	Except as otherwise permitted herein, this Agreement may be modified only by a written amendment signed by the Depositor, provided that such amendment shall not adversely affect the interests of the holders of the Depositor’s publicly-traded common stock, in which case such amendment shall be subject to the approval of a majority of the holders of such publicly-traded common stock and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged; provided, however, that this Agreement may not be amended in such a manner as to expand the obligations of Escrow Agent or otherwise adversely affect the rights of Escrow Agent without the written consent of Escrow Agent; provided further, however, that this Agreement may not be amended in such a manner as to adversely affect the right of the Depositor’s stockholders who tender shares of the Depositor’s common stock in the Tender Offer.

14.	The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.
15.	Depositor hereby represents and warrants (a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by Depositor do not and will not violate any applicable law or regulation.
16.	The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.
17.	This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.
18.	This Agreement shall terminate upon the distribution of all Escrow Property from the Account. The provisions of these Terms and Conditions set forth in this Article II shall survive termination of this Agreement and/or the resignation or removal of Escrow Agent.
19.	No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “The Bank of New York Mellon” by name or the rights, powers, or duties of Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of Escrow Agent; provided, however, that the Escrow Agent hereby consents to the inclusion of “The Bank of New York Mellon” in the Depositor’s registration statement on Form S-11 (File no. 333-165622) and other materials related to the Offerings.
20.	The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.
21.	This Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.
22.	Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Depositor shall pay or reimburse Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States federal income taxes. Any taxes withheld by the Escrow Agent shall be remitted to the appropriate taxing authorities. Depositor will provide Escrow Agent with a properly completed and executed Internal Revenue Service (“IRS”) Form W-9. The Escrow Agent shall report to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as of each calendar year-end, and to the Depositor, all income earned from the investment of funds which are part of the Escrowed Property, as and to the extent required under the provision of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and such income shall be treated as income of the Depositor. Other than as set forth in the previous sentence, the Escrow Agent shall not be responsible for the preparation and/or filing of any tax return or any other tax reporting with respect to the Escrowed Property or income earned on investment of funds which are a part of the Escrowed Property. For the avoidance of doubt, this Article II, Section 22 and Article II, Section 9 shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

23.	Escrow Agent hereby agrees that Escrow Agent or any of its valid assigns will not have any right, title, interest or claim of any kind in or to any Escrow Property (each, an “Escrow Property Claim”), and hereby waives any Escrow Property Claim that Escrow Agent or any of its valid assigns may have in the future prior to the closing of the Escrow Account as a result of, or arising out of, any negotiations, contracts or agreements with the Depositor, including this Agreement and the transactions contemplated hereby, and will not seek recourse against the Escrow Account for any reason whatsoever.
[The remainder of this page has been left blank intentionally. The signature page follows.]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized officer as of the day and year first written above.

REUNION HOSPITALITY TRUST, INC.
By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Escrow Agent
By:
Name:
Title:

Exhibit A
FORM OF PERMITTED INVESTMENT CERTIFICATE
CERTIFICATE
OF
REUNION HOSPITALITY TRUST, INC.
     This Certificate is being furnished to The Bank of New York Mellon (“BNY”) pursuant to Article I, Section 3(a) of the Escrow Agreement dated as of                     , 201___(the “Agreement”) by and between Reunion Hospitality Trust, Inc. (the “Company”) and BNY. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.
     The undersigned, a duly authorized officer of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, as follows:
     (a) the portion of Escrow Property disbursed pursuant to this Certificate will be used solely in connection with the acquisition of the Permitted Investment approved by the Board of Directors of the Company in the resolutions attached hereto as Exhibit A and for working capital purposes; and
     (b) attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company approving and authorizing the disbursement of a portion of Escrow Property in connection with the Permitted Investment described therein, and such resolutions are in full force and effect on the date of this Certificate, in substantially the following language:
     “NOW, THEREFORE, BE IT RESOLVED, that the Board hereby authorizes and approves the undertaking of the Permitted Investment; and it is
     FURTHER RESOLVED, that Board hereby authorizes and approves the disbursement of a portion of Escrow Property in connection with such Permitted Investment;”
     The undersigned hereby directs Escrow Agent to deliver $                     of Escrow Property, which amount is equal to one hundred and two percent (102%) of the PI Transaction Value of such Permitted Investment, to be used for the acquisition of such Permitted Investment and for general working capital purposes, to the Company in accordance with the terms and conditions of Section 3(g) of the Agreement. The undersigned acknowledges that Escrow Agent is not responsible for independently verifying that the specified amount set forth in this Certificate equals one hundred and two percent (102%) of the PI Transaction Value of such Permitted Investment.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as an officer of the Company, and not in the undersigned’s individual capacity, as of the ___day of                     , 20___.

REUNION HOSPITALITY TRUST, INC.
By:
Name:
Title:

Exhibit B
FORM OF DEPOSIT CERTIFICATE
CERTIFICATE
OF
REUNION HOSPITALITY TRUST, INC.
     This Certificate is being furnished to The Bank of New York Mellon (“BNY”) pursuant to Article I, Section 3(b) of the Escrow Agreement dated as of _________, 201_ (the “Agreement”) by and between Reunion Hospitality Trust, Inc. (the “Company”) and BNY. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.
     The undersigned, a duly authorized officer of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, that the Escrow Property disbursed pursuant to this Certificate will be used solely for the payment of any deposits and/or pursuit costs required in connection with, or relating to, any potential Permitted Investments.
     Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company approving and authorizing the disbursement of a portion of Escrow Property for the payment of deposits and/or pursuit costs in connection with, or relating to a potential Permitted Investment, and such resolutions are in full force and effect on the date of this Certificate.
     The undersigned hereby directs Escrow Agent to deliver $ _____________ of Escrow Property to the Company in accordance with the terms and conditions of Section 3(g) of the Agreement. The undersigned acknowledges that Escrow Agent is not responsible for independently verifying that the specified amount set forth in this Certificate is the amount of Escrow Property needed in connection with any deposits and/or pursuit costs.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as an officer of the Company, and not in the undersigned’s individual capacity, as of the ___ day of _______________, 20__.

REUNION HOSPITALITY TRUST, INC.
By:
Name:
Title:

Exhibit C
FORM OF REIT QUALIFICATION DISTRIBUTION CERTIFICATE
CERTIFICATE
OF
REUNION HOSPITALITY TRUST, INC.
     This Certificate is being furnished to The Bank of New York Mellon (“BNY”) pursuant to Article I, Section 3(c) of the Escrow Agreement dated as of _______________, 201_ (the “Agreement”) by and between Reunion Hospitality Trust, Inc. (the “Company”) and BNY. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.
     The undersigned, a duly authorized officer of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, that the Escrow Property disbursed pursuant to this Certificate will be used solely in connection with any distribution to the Company’s stockholders necessary to permit the Company to timely dividend an amount sufficient to eliminate U.S. federal income and excise taxes that otherwise would be imposed on the Company and in order to maintain the Company’s REIT qualification, to pay expenses and fees associated with the Company’s REIT qualification or to pay applicable taxes payable by the Company.
     Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company approving and authorizing the disbursement of a portion of Escrow Property for the purpose of timely making such distributions to the Company’s stockholders, and such resolutions are in full force and effect on the date of this Certificate.
     The undersigned hereby directs Escrow Agent to deliver $___________________ of Escrow Property to the Company in accordance with the terms and conditions of Section 3(g) of the Agreement. The undersigned acknowledges that Escrow Agent is not responsible for independently verifying that the specified amount set forth in this Certificate is the amount of Escrow Property needed in connection with any distribution to the Company’s stockholders necessary to permit the Company to timely dividend an amount sufficient to eliminate U.S. federal income and excise taxes that otherwise would be imposed on the Company and in order to maintain the Company’s REIT qualification, to pay expenses and fees associated with the Company’s REIT qualification or to pay any applicable taxes payable by the Company.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as an officer of the Company, and not in the undersigned’s individual capacity, as of the ___ day of _______________, 20__.

REUNION HOSPITALITY TRUST, INC.
By:
Name:
Title:

Exhibit D
FORM OF CAPITAL DEPLOYMENT HURDLE CERTIFICATE
CERTIFICATE
OF
REUNION HOSPITALITY TRUST, INC.
     This Certificate is being furnished to The Bank of New York Mellon (“BNY”) pursuant to Article I, Section 3(e) of the Escrow Agreement dated as of _______________, 201_ (the “Agreement”) by and between Reunion Hospitality Trust, Inc. (the “Company”) and BNY. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.
     The undersigned, a duly authorized officer of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, that the PI Transaction Value of the aggregate of Permitted Investments has exceeded 75% of the Initial Escrow Deposit on or prior to December 28, 2011.
     The undersigned hereby directs Escrow Agent to deliver all Escrow Property, including any accrued but undisbursed interest, to the Company in accordance with the terms and conditions of Section 3(g) of the Agreement. The undersigned acknowledges that Escrow Agent is not responsible for independently verifying that the Capital Deployment Hurdle has been satisfied.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as an officer of the Company, and not in the undersigned’s individual capacity, as of the ___ day of _______________, 20__.

REUNION HOSPITALITY TRUST, INC.
By:
Name:
Title:

Exhibit E
FORM OF TENDER OFFER CERTIFICATE
CERTIFICATE
OF
REUNION HOSPITALITY TRUST, INC.
     This Certificate is being furnished to The Bank of New York Mellon (“BNY”) pursuant to Article I, Section 3(f) of the Escrow Agreement dated as of _______________, 201_ (the “Agreement”) by and between Reunion Hospitality Trust, Inc. (the “Company”) and BNY. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.
     The undersigned, a duly authorized officer of the Company, hereby certifies, on behalf of the Company and not in his individual capacity, that the PI Transaction Value of the aggregate of Permitted Investments has not exceeded 75% of the Initial Escrow Deposit on or prior to December 28, 2011 and that the Company has launched a Tender Offer.
     The undersigned hereby directs Escrow Agent to disburse: (i) first, $______________ of Escrow Property to the Company to reimburse the Company for expenses relating to the Tender Offer, (ii) second, $______________ of Escrow Property to the paying agent designated in the offer to purchase relating to the Tender Offer that is needed to fund any purchases by the Company of its publicly-traded common stock in the Tender Offer and (iii) the balance of the Escrow Property to the Company, in each case, [in accordance with the terms and conditions of Section 3(g) of the Agreement / by wire transfer to __________.] The undersigned acknowledges that Escrow Agent is not responsible for independently verifying that any of the specified amounts set forth in this Certificate is the amount of Escrow Property needed for the foregoing uses.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as an officer of the Company, and not in the undersigned’s individual capacity, as of the ___ day of _______________, 20__.

REUNION HOSPITALITY TRUST, INC.
By:
Name:
Title:

Exhibit F
FEE SCHEDULE OF ESCROW AGENT
[To come]